SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12 (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       GAY ENTERTAINMENT TELEVISION, INC.
             (Exact name of registrant as specified in its charter)

             NEW YORK                                       13-3693919
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(State of incorporation or organization)           (I.R.S. employer
                                                            identification no.)

  7 EAST 17TH STREET, NEW YORK, NEW YORK                            10003
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(Address of principal executive offices)                           (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         TITLE OF EACH CLASS                     NAME OF EACH EXCHANGE ON WHICH
         TO BE SO REGISTERED                     EACH CLASS IS TO BE REGISTERED

Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, PAR VALUE $.0001
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                                (Title of Class)

                    REDEEMABLE COMMON STOCK PURCHASE WARRANTS
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                                (Title of Class)

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                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information called for by this Item 1 is incorporated herein by reference from the Registrant's Registration Statement on Form SB-2 (File No. 333-36873) as filed with the Commission on October 1, 1997, and all amendments thereto.

ITEM 2.  EXHIBITS.

         1. Specimen of certificate evidencing Registrant's Common Stock, par value $.0001. *

         2.       Certificate of Incorporation of the Registrant. [3.1(a)] **

         3. Amendment to the Certificate of Incorporation dated November 2, 1993. [3.1(b)] **

         4. Amendment to the Certificate of Incorporation dated September 24, 1997. [3.1(c)] **

         5.       Amended and Restated By-Laws of the Registrant. [3.2] ***

         6.       Specimen of Warrant to Purchase Registrant's Common Stock.
                  [4.2] ***


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         *        Filed herewith.
         ** Filed as an exhibit to the Registrant's Registration Statement on Form SB-2 (File No. 333-36873) as filed with the Securities and Exchange Commission on October 1, 1997.
         *** Filed as an exhibit to the Registrant's Amendment #1 to the Registration Statement on Form SB-2 (File No. 333-36873) as filed with the Securities and Exchange Commission on December 3, 1997.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                             GAY ENTERTAINMENT TELEVISION, INC.
                                             ----------------------------------
                                                 (Registrant)

Date:    March 18, 1998                      By:  /S/ MARVIN SCHWAM
                                                -------------------------------
                                                Marvin Schwam, President

                                 EXHIBIT INDEX

EXHIBIT                            DESCRIPTION

1        Specimen of Certificate evidencing Registrant's Common Stock, par value
         $.0001